CALVERT GREEN BOND FUND
Supplement to Summary Prospectus and Prospectus dated February 1, 2023

Effective June 30, 2023:

1.	The following replaces the second paragraph in “Principal Investment Strategies” under “Fund Summaries – Calvert Green Bond Fund”:

The Fund primarily invests in a broad range of fixed-income securities, including, but not limited to, corporate bonds, project bonds, bonds issued by the U.S. government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in taxable municipal obligations. The Fund may invest up to 5% of its net assets in below-investment grade, high-yield debt instruments (commonly known as “junk bonds”), including distressed instruments that are in default. The Fund may invest in ABS and MBS that represent interests in pools of mortgage loans (MBS) or other assets (ABS) assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. MBS may include collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”).

2.	Calvert Green Bond Fund’s primary benchmark will be the ICE BoA USD Green Bond Index.

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